Exhibit 99.8(d)

                                                   EXECUTION COPY- Post Reg AB

           OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            THIS OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of September 1, 2006 (the "Assignment" or the "Agreement"), among Morgan Stanley Mortgage Capital Inc. ("Owner"), Wells Fargo Bank, National Association, a national banking association ("Servicer"), and LaSalle Bank National Association ("LaSalle"), as trustee ("Trustee") of each of the Morgan Stanley Mortgage Loan Trusts listed on Schedule 1 hereto (each, a "Trust" and together, the "Trusts") and acknowledged by Wells Fargo Bank, National Association, as master servicer under each of the Pooling and Servicing Agreement described below (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and Morgan Stanley Capital I Inc. (the "Depositor").

            WHEREAS, on the respective transaction closing dates set forth on
Schedule 1 hereto, the Owner sold those certain mortgage loans in each Trust identified on Schedule 2 attached hereto (the "Specified Mortgage Loans") to the related Trust, each of which was formed pursuant to the related pooling and servicing agreement described on Schedule 1 attached hereto (in each case, the "Pooling and Servicing Agreement");

            WHEREAS, in connection with the sale of the Specified Mortgage Loans to the Trust, the Owner retained the right to service the Specified Mortgage Loans (the "Servicing Rights");

            WHEREAS, pursuant to that certain servicing agreement, dated as of May 20, 2005 (the "Initial GMAC Flow Servicing Agreement"), by and between the Owner and GMAC Mortgage Corporation ("GMAC"), as amended by the First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the "Amended Flow Servicing Agreement" and, together with the Initial GMAC Flow Servicing Agreement, the "GMAC Flow Servicing Agreement") and as further modified by the related Assignment, Assumption and Recognition Agreement identified on
Schedule 3 hereto, each dated as of the date of the Pooling and Servicing Agreement, by and among the Owner, GMAC, and the Trustee, and acknowledged by the Master Servicer and Securities Administrator and by the Depositor (each, a "GMAC AAR" and, together with the GMAC Flow Servicing Agreement, for each Trust, the related "GMAC Servicing Agreement"), GMAC agreed to service the Specified Mortgage Loans on behalf of each Trust pursuant to the terms of the related GMAC Servicing Agreement; and

            WHEREAS, the Owner has exercised its right to terminate GMAC as servicer under each GMAC Servicing Agreement (and GMAC has acknowledged each such termination in writing) and to sell to the Servicer, and the Servicer purchased from the Owner the Servicing Rights and agrees to service the Specified Mortgage Loans, subject to the terms hereof and the terms (servicing provisions only) of that certain Seller's Warranties and Servicing Agreement (WFHM 2005-W102) attached as Exhibit I hereto, dated as of December 1, 2005, by and between the Owner and the Servicer (the "SWSA"), as modified by this Omnibus Assignment, Assumption and Recognition Agreement (the "Wells AAR" and, together with the SWSA, the

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"Wells Servicing Agreement") and Servicer agrees to service the Specified
Mortgage Loans in each Trust in accordance with the provisions of the Wells Servicing Agreement;

            WHEREAS, pursuant to the related Pooling and Servicing Agreement, the Owner has obtained written consent from each Rating Agency that the transfer of servicing from GMAC to Servicer will not result in a ratings downgrade on the securities issued by the related transaction identified on
Schedule 1 hereto.

            NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

            1. Acknowledgement of Sale of Servicing Rights.

            The Servicer and the Owner hereby acknowledge that, pursuant to the Flow Servicing Rights Purchase and Sale Agreement, dated as of May 12, 2005, as amended, between the Owner, as seller, and the Servicer, as purchaser (the "Purchase Agreement"), the Owner, as owner of all of the Servicing Rights with respect to the Specified Mortgage Loans sold such Servicing Rights to the Servicer.

            Pursuant to the Purchase Agreement, Servicer purchased the Servicing Rights with respect to the Specified Mortgage Loans and hereby agrees to assume the servicing of the Specified Mortgage Loans from GMAC and to service them for the benefit of each Trust listed on Schedule 1 hereto in accordance with the provisions of the Wells Servicing Agreement as modified by the provisions of this Agreement.

            In connection with the transfer of the Servicing Rights, the Servicer agrees that, from and after the applicable Servicing Transfer Date as specified on Schedule 1 attached hereto (each, a "Servicing Transfer Date"), each Specified Mortgage Loan will be subject to, and serviced by the Servicer under, the Wells Servicing Agreement.

            The Owner specifically reserves and does not assign to any Trust listed on Schedule 1 hereunder those rights under the Wells Servicing Agreement that do not relate to the servicing of the Specified Mortgage Loans and any and all right, title and interest in, to and under and any obligations of the Owner with respect to any mortgage loans subject to the Wells Servicing Agreement which are not the Specified Mortgage Loans.

            2. Recognition by the Servicer

            The Servicer hereby acknowledges and agrees that from and after the applicable Servicing Transfer Date, the Trust shall be considered the "Purchaser" (as such term is defined in the SWSA), which term shall include, with respect to the servicing of the Specified Mortgage Loans, the Master Servicer acting on each Trust's behalf) and further agrees that each Trust shall have all the rights and remedies available to the Purchaser, insofar as they relate to the servicing of the Specified Mortgage Loans in that Trust, under the Wells Servicing Agreement. Neither the Servicer nor the Owner shall amend or agree to amend, modify, waive or otherwise alter any of the terms or provisions of the Wells Servicing Agreement which amendment, modification,



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waiver or other alteration would in any way affect the Specified Mortgage
Loans in any Trust or the Servicer's performance under the Wells Servicing Agreement with respect to the Specified Mortgage Loans in that Trust without the prior written consent of the Master Servicer.

            The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Mortgage Loans in each Trust pursuant to the related Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Wells Servicing Agreement with respect to the Specified Mortgage Loans. Such rights will include, without limitation except that they relate solely to the Specified Mortgage Loans in each Trust, the right to terminate the Servicer under the Wells Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Wells Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Wells Servicing Agreement, the right to examine the books and records of the Servicer, indemnification rights, except as otherwise specified herein, and the right to exercise certain rights of consent and approval under the Wells Servicing Agreement. The Servicer shall make all distributions under the Wells Servicing Agreement required to be made to each Trust under this Agreement, to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, National Association
            ABA Number:  121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416
            For further credit to:  [See Schedule 1 hereto]

      The Servicer shall deliver all reports required to be delivered under this Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, [Insert Series Designation]

            3. Indemnification

            Notwithstanding any statement to the contrary in Section 2 above, the Servicer shall and does hereby acknowledge that the indemnification provisions set forth in Section 3.03, Section 8.01 and Section 9.01(g) of the SWSA shall be available to and for the benefit of the Owner, the Depositor and each Trust (including the Trustee and the Master Servicer acting on that Trust's behalf), as provided in the Wells Servicing Agreement.

            4. Representations and Warranties

                  (a) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Agreement.

                  (b) The Servicer hereby warrants and represents that it is a Fannie Mae- or FHLMC-approved Person.


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                  (c)   Each of the Owner and the Servicer represents and
                        warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and in the case of the Servicer, laws affecting the contract obligations of insured banks.

                  (d) The Servicer represents that, as of the date hereof, it has (i) a servicing rating in the highest category of Fitch and Moody's and (ii) a servicer evaluation ranking in one of the two highest categories of S&P.

                  (e) The Owner hereby represents that it has provided prior written notice of the transfer of the servicing rights and the name of the successor Servicer to the Rating Agencies.

            5. Amendments to the SWSA

            The parties to this Agreement hereby agree to amend the SWSA with respect to the Specified Mortgage Loans as follows:

                  (a) With respect to Article I, the term "Permitted Investments" is hereby added to the Definitions, and shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

                  (b) With respect to Article I, the definition of "Static Pool Information" shall be inapplicable.

                  (c) With respect to Article I, the definition of "Third-Party Originator" shall be inapplicable.

                  (d) Section 3.01(i) (Selection Process), Section 3.01(k) (Sale Treatment) and Section 3.01(m) (No Broker's
                        Fees) of the SWSA shall be inapplicable.

                  (e)   Section 3.02 shall be inapplicable.

                  (f)   The second sentence of the second paragraph of Section
                        4.01 is hereby amended and restated in its entirety as follows:

                        "Unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification of any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive



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                        the payment of any principal or interest payments,
                        reduce or increase the outstanding principal amount (except for actual payments of principal) or change the maturity date on such Mortgage Loan."

                  (g) The last paragraph of Section 4.04 is hereby amended and restated in its entirety as follows:

                        "The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent amounts on deposit in Custodial Account may be invested at discretion of the Seller in the Permitted Investments permitted by Section 6.01, need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution from investment in the Permitted Investments shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05."

                  (h) Section 4.05(vii) is hereby amended to add the term "Monthly Advances," prior to the term "Servicing Advances."

                  (i) The words "on or before the Remittance Date" are hereby deleted from the first sentence of Section 4.17.

                  (j)   The second sentence of the second paragraph of Section
                        5.01 is hereby amended and restated in its entirety as follows:

                        "Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive."

                  (k) The first paragraph of Section 5.02 is hereby amended and restated in its entirety as follows:

                        "Not later than the Remittance Report Date, the Company shall furnish to the Purchaser in an electronic form the information required by the reports attached hereto as Exhibit II, or a form otherwise mutually agreed to by the Company and Purchaser, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month."

                  (l) The second paragraph of Section 6.02 is hereby amended and restated in its entirety as follows:




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                        "If the Company satisfies or releases a Mortgage
                        (except pursuant to a modification or liquidation pursuant to this agreement) without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser, the Trustee or the Trust Fund may have under the mortgage instruments, the Company shall deposit into the Custodial Account the entire outstanding principal balance, plus all accrued interest on such Mortgage Loan, on the day preceding the Remittance Date in the month following the date of such release. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein."

                  (m)   Section 6.04 is hereby modified as follows:

                        (1) paragraph (i) is inapplicable; and

                        (2) the phrases "Purchaser and any Depositor" and "the Purchaser and such Depositor" are hereby deleted and replaced with "Master Servicer" and "such Master Servicer", respectively.


                  (n)   Section 6.06 is hereby modified as follows:

                        (1) the phrases "Purchaser and any Depositor" and "the Purchaser and such Depositor" are hereby deleted and replaced with "Master Servicer" and "such Master Servicer", respectively;

                        (2) Section 6.06(i) is hereby amended by inserting at the end of such subsection "(or those Servicing Criteria otherwise mutually agreed to by the Purchaser, the Company and any Person that will be responsible for signing any Sarbanes Certification with respect to a Securitization Transaction in response to evolving interpretations of Regulation
                        AB)"; and

                  (o) The first word in Section 6.06(iv) is deleted and replaced in its entirety with "deliver, and cause each Subservicer and Subcontractor described in clause
                        (iii) above to deliver,"

                  (p) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 6.07(i):


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                        "(and if the Company is servicing any of the Mortgage
                        Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

                  (q)   Section 6.10 is inapplicable.

                  (r)   Section 9.01(f)(i) is inapplicable.

                  (s)   Section 9.01(f)(ii) is inapplicable.

                  (t) Section 9.01(f)(iii) is amended to require the Company to comply with the obligations thereof in connection with the purchase of servicing rights for the Specified Mortgage Loans.

                  (u) Section 9.01(f)(iii) is also amended by adding the following after item (H):

                        "(I) a description of any affiliation or relationship of a type described in Item 1119 of Regulation AB between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization
                        Transaction:

                            (1)  the sponsor;
                            (2)  the depositor;
                            (3)  the issuing entity;
                            (4)  any servicer;
                            (5)  any trustee;
                            (6)  any originator;
                            (7)  any significant obligor;
                            (8)  any enhancement or support provider; and
                            (9)  any other material transaction party."

                  (v) Section 9.01(f)(iv) is hereby amended and restated in its entirety as follows:


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                        "For the purpose of satisfying its reporting
                        obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer to) (1) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company or any Subservicer (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company or any Subservicer and any of the parties specified in
                        Section 9.01(f)(iii)(I) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (2) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

                  (w) Section 9.01(f)(vi) is hereby renumbered as 9.01(f)(viii), and the following new Section 9.01(f)(vi) is hereby inserted as follows:

                        "(vi) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) calendar days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                                        (i) any material modifications,
                                        extensions or waivers of pool asset
                                        terms, fees, penalties or payments
                                        during the distribution period or that
                                        have cumulatively become material over
                                        time (Item 1121(a)(11) of Regulation
                                        AB);

                                        (ii) material breaches of pool asset
                                        representations or warranties or
                                        transaction covenants (Item
                                        1121(a)(12) of Regulation AB); and

                                        (iii) information regarding new
                                        asset-backed securities


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                                        issuances backed by the same pool
                                        assets, any pool asset changes (such
                                        as, additions, substitutions or
                                        repurchases), and any material changes
                                        in origination, underwriting or other
                                        criteria for acquisition or selection
                                        of pool assets (Item 1121(a)(14) of
                                        Regulation AB)."

                        (x) Section 9.01(f)(vii) is hereby deleted in its entirety and replaced with the following new
                              Section 9.01(f)(vii) as follows:

                              "(vii) The Company shall provide to the
                              Purchaser, any Master Servicer and any
                              Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

                        (y) Section 9.01(g) is hereby amended and restated in its entirety as follows:

                              "(g) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction or in connection with the purchase of any servicing rights: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
                              Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                                        (i) (A) any untrue statement of a
                                        material fact contained or alleged to
                                        be contained in any information,
                                        report, certification, accountants'
                                        letter or other material provided
                                        under Sections 4.25, 6.04(ii), 6.06,
                                        9.01(e) and (f) by or on behalf of the
                                        Company, or provided under Sections
                                        4.25, 6.04(ii), 6.06, 9.01(e) and (f)
                                        by or on behalf of any Subservicer, or
                                        Subcontractor (collectively, the
                                        "Company Information"), or


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                                        (B) the omission or alleged omission
                                        to state in the Company Information a
                                        material fact required to be stated in
                                        the Company Information or necessary
                                        in order to make the statements
                                        therein, in the light of the
                                        circumstances under which they were
                                        made, not misleading; provided, by way
                                        of clarification, that clause (B) of
                                        this paragraph shall be construed
                                        solely by reference to the Company
                                        Information and not to any other
                                        information communicated in connection
                                        with a sale or purchase of securities,
                                        without regard to whether the Company
                                        Information or any portion thereof is
                                        presented together with or separately
                                        from such other information;

                                        (ii) any breach by the Company of its
                                        obligations under, or any failure by
                                        the Company, any Subservicer or any
                                        Subcontractor to deliver any
                                        information, report, certification,
                                        accountants' letter or other material
                                        when and as required under, Sections
                                        4.25, 6.04(ii), 6.06, 9.01(e) and (f),
                                        including any failure by the Company
                                        to identify any Subcontractor
                                        "participating in the servicing
                                        function" within the meaning of Item
                                        1122 of Regulation AB; or

                                        (iii) any breach by the Company of a
                                        representation or warranty set forth
                                        in Section 9.01(f)(viii)(A) or in a
                                        writing furnished pursuant to Section
                                        9.01(f)(viii)(B) and made as of a date
                                        prior to the closing date of the
                                        related Securitization Transaction, to
                                        the extent that such breach is not
                                        cured by such closing date, or any
                                        breach by the Company of a
                                        representation or warranty in a
                                        writing furnished pursuant to Section
                                        9.01(f)(viii)(B) to the extent made as
                                        of a date subsequent to such closing
                                        date; or

                                        (iv) the negligence bad faith or
                                        willful misconduct of the Company in
                                        connection with its performance under
                                        this Article IX.

                                 If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.




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                                 In the case of any failure of performance
                                 described in sub-clause (ii) of this
                                 Section 9.01(g), the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer or any Subcontractor.

                                 This indemnification shall survive the
                                 termination of this Agreement or the
                                 termination of any party to this Agreement."

                        (z) The following paragraph is hereby incorporated into the SWSA as new Section 13:

                              "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Subsections 6.04 and 6.06, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

                       (aa)   Exhibit J is hereby replaced in its entirety with
                              Exhibit II to this Omnibus Assignment, Assumption and Recognition Agreement.

            6.    Notices

            The Depositor's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  [Insert Series Designation]

            The Trustee's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attn: Global Securities and Trust Services-[Insert Series Designation]


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            The Owner's address for purposes for all notices and
correspondence related to the Mortgage Loans and this Agreement is:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: [Insert Series Designation]

                  With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

            The Servicer's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  Wells Fargo Bank, National Association
                  1 Home Campus
                  Des Moines, Iowa 50328-0001
                  Attention:  John B. Brown, MAC X2302-033

                  With a copy to:

                  Wells Fargo Bank, National Association
                  1 Home Campus
                  Des Moines, Iowa  50328-0001
                  Attention:  General Counsel, MAC X2401-06T

                  and

                  Wells Fargo Bank, National Association
                  7430 New Technology Way
                  Frederick, Maryland 21703
                  Attention: Structured Finance, MAC X3906-012

            7.    Certain Matters Regarding the Trustee

            It is expressly understood and agreed by the parties hereto that
(i) this Agreement is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the related Trusts, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the related Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the related Trusts, (iii) nothing herein contained shall be construed as creating any liability for


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LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by any Trust under this Agreement and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the affected Trust.

            8.    Governing Law

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            9.    Modifications

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            10. Successor and Assigns

            This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Owner, the Depositor or the Servicer may be merged or consolidated shall, without the requirement for any further writing, be deemed the Owner, the Depositor or the Servicer, respectively, hereunder.

            11.   Continuing Effect

            Except as contemplated by this Assignment, the SWSA shall remain in full force and effect in accordance with its terms.

            12.   Counterparts

            This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            13.   Definitions

            Any capitalized term used but not defined in this Assignment has the same meaning as in the SWSA.

            14.   Conflicts

            In the event that any provision of this Agreement conflicts with any provision of the SWSA with respect to the Specified Mortgage Loans, the terms of this Agreement shall control.

                           [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

Owner                                                        THE TRUSTS
MORGAN STANLEY MORTGAGE CAPITAL INC.                         BY:  LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE OF
                                                             EACH OF THE TRUSTS SET FORTH ON SCHEDULE 1 HERETO


By: /s/ Van Cushny                                           By: /s/ Susan L. Feld
Its: Vice President                                          Its: Assistant Vice President
Taxpayer Identification
Number:

Servicer
WELLS FARGO BANK, NATIONAL ASSOCIATION


By: /s/ Laurie McGoogan
Its:  Vice President
Taxpayer Identification
Number:

Acknowledged and Agreed:

MORGAN STANLEY CAPITAL I INC.                                WELLS FARGO BANK, NATIONAL ASSOCIATION, AS MASTER
                                                             SERVICER


By: /s/ Valerie Kay                                          By:  /s/ Diane Courtney
Its: Vice President                                          Its: Vice President
Taxpayer Identification
Number:


                                                        15


                                                             SCHEDULE 1

                                                             THE TRUSTS

-------------------------------- -------------------------- --------------------------------------------------------
       Transaction Name                  Servicing                      Pooling and Servicing Agreement
                                       Transfer Date
-------------------------------- -------------------------- --------------------------------------------------------
 Morgan Stanley Mortgage Loan        September 1, 2006      The Pooling and Servicing Agreement, dated as of May
         Trust 2006-7                                       1, 2006 by and among the Depositor, the Master
                                                            Servicer and Securities Administrator, and the Trustee
-------------------------------- -------------------------- --------------------------------------------------------
 Morgan Stanley Mortgage Loan        September 1, 2006      The Pooling and Servicing Agreement, dated as of May
        Trust 2006-8AR                                      1, 2006 by and among the Depositor, the Master
                                                            Servicer and Securities Administrator, and the Trustee
-------------------------------- -------------------------- --------------------------------------------------------


-------------------------------- --------------------- ------------------------ ------------------
       Transaction Name             Cut-off Date         Transaction Closing       For Further
                                                                Date                Credit To
-------------------------------- --------------------- ------------------------ ------------------
 Morgan Stanley Mortgage Loan        May 1, 2006            May 31, 2006          50922400, MSM
         Trust 2006-7                                                                2006-7

-------------------------------- --------------------- ------------------------ ------------------
 Morgan Stanley Mortgage Loan        May 1, 2006            May 31, 2006          50922500, MSM
        Trust 2006-8AR                                                              2006-8AR

-------------------------------- --------------------- ------------------------ ------------------

                                                         16


                                  SCHEDULE 2

                           SPECIFIED MORTGAGE LOANS

              [delivered to Owner, Servicer and Master Servicer]

                                                            SCHEDULE 3

                                         ASSIGNMENT ASSUMPTION AND RECOGNITION AGREEMENTS

  ------------------------------------------------------------- ---------------------------------------------------------------
                        Transaction Name                                             Assignment Agreement
  ------------------------------------------------------------- ---------------------------------------------------------------
           Morgan Stanley Mortgage Loan Trust 2006-7            The Assignment Assumption and Recognition Agreement dated as of May 1, 2006
  ------------------------------------------------------------- ---------------------------------------------------------------
          Morgan Stanley Mortgage Loan Trust 2006-8AR           The Assignment Assumption and Recognition Agreement dated as of May 1, 2006
  ------------------------------------------------------------- ---------------------------------------------------------------

                                   EXHIBIT I

                           WELLS SERVICING AGREEMENT

              [delivered to Owner, Servicer and Master Servicer]

                                                            EXHIBIT II
                                    Exhibit IIA: Standard File Layout - Delinquency Reporting

----------------------------------- -------------------------------------------------------------- ------------- ----------------
Column/Header Name                                           Description                             Decimal     Format Comment
----------------------------------- -------------------------------------------------------------- ------------- ----------------
SERVICER_LOAN_NBR                   A unique number assigned to a loan by the Servicer.  This
                                    may be different than the LOAN_NBR
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LOAN_NBR                            A unique identifier assigned to each loan by the originator.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
CLIENT_NBR                          Servicer Client Number
----------------------------------- -------------------------------------------------------------- ------------- ----------------
SERV_INVESTOR_NBR                   Contains a unique number as
                                    assigned by an external servicer
                                    to identify a group of loans in
                                    their system.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
BORROWER_FIRST_NAME                 First Name of the Borrower.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
BORROWER_LAST_NAME                  Last name of the borrower.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_ADDRESS                        Street Name and Number of Property
----------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_STATE                          The state where the  property located.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_ZIP                            Zip code where the property is located.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
BORR_NEXT_PAY_DUE_DATE              The date that the borrower's                                                 MM/DD/YYYY
                                    next payment is due to the
                                    servicer at the end
                                    of processing cycle, as reported
                                    by Servicer.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LOAN_TYPE                           Loan Type (i.e. FHA, VA, Conv)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
BANKRUPTCY_FILED_DATE               The date a particular bankruptcy claim was filed.                            MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
BANKRUPTCY_CHAPTER_CODE             The chapter under which the bankruptcy was filed.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
BANKRUPTCY_CASE_NBR                 The case number assigned by the court to the bankruptcy
                                    filing.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
POST_PETITION_DUE_DATE              The payment due date once the bankruptcy has been approved                   MM/DD/YYYY
                                    by the courts
----------------------------------- -------------------------------------------------------------- ------------- ----------------
BANKRUPTCY_DCHRG_DISM_DATE          The Date The Loan Is Removed From Bankruptcy. Either by                      MM/DD/YYYY
                                    Dismissal, Discharged and/or a Motion For Relief Was
                                    Granted.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LOSS_MIT_APPR_DATE                  The Date The Loss Mitigation Was Approved By The Servicer                    MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LOSS_MIT_TYPE                       The Type Of Loss Mitigation Approved For A Loan Such As;
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LOSS_MIT_EST_COMP_DATE              The Date The Loss Mitigation /Plan Is Scheduled To End/Close                 MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LOSS_MIT_ACT_COMP_DATE              The Date The Loss Mitigation Is Actually Completed                           MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FRCLSR_APPROVED_DATE                The date DA Admin sends a letter                                             MM/DD/YYYY
                                    to the servicer with
                                    instructions to begin
                                    foreclosure proceedings.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
ATTORNEY_REFERRAL_DATE              Date File Was Referred To Attorney to Pursue Foreclosure                     MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FIRST_LEGAL_DATE                    Notice of 1st legal filed by an Attorney in a Foreclosure                    MM/DD/YYYY
                                    Action
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FRCLSR_SALE_EXPECTED_DATE           The date by which a foreclosure sale is expected to occur.                   MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FRCLSR_SALE_DATE                    The actual date of the foreclosure sale.                                     MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FRCLSR_SALE_AMT                     The amount a property sold for at the foreclosure sale.             2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
EVICTION_START_DATE                 The date the servicer initiates eviction of the borrower.                    MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
EVICTION_COMPLETED_DATE             The date the court revokes legal                                             MM/DD/YYYY
                                    possession of the property
                                    from the borrower.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LIST_PRICE                          The price at which an REO property is marketed.                     2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LIST_DATE                           The date an REO property is listed at a particular price.                    MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
OFFER_AMT                           The dollar value of an offer for an REO property.                   2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
OFFER_DATE_TIME                     The date an offer is received by DA Admin or by the Servicer.                MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
REO_CLOSING_DATE                    The date the REO sale of the property is scheduled to close.                 MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
REO_ACTUAL_CLOSING_DATE             Actual Date Of REO Sale                                                      MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
OCCUPANT_CODE                       Classification of how the property is occupied.
----------------------------------- -------------------------------------------------------------- ------------- ----------------


                                                                 3

----------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_CONDITION_CODE                 A code that indicates the condition of the property.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_INSPECTION_DATE                The date a  property inspection is performed.                                MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
APPRAISAL_DATE                      The date the appraisal was done.                                             MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
CURR_PROP_VAL                       The current "as is" value of the property based on brokers          2
                                    price opinion or appraisal.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
REPAIRED_PROP_VAL                   The amount the property would be worth if repairs are               2
                                    completed pursuant to a broker's price opinion or appraisal.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
If applicable:
----------------------------------- -------------------------------------------------------------- ------------- ----------------
DELINQ_STATUS_CODE                  FNMA Code Describing Status of Loan
----------------------------------- -------------------------------------------------------------- ------------- ----------------
DELINQ_REASON_CODE                  The circumstances which caused a
                                    borrower to stop paying on a
                                    loan. Code indicates the reason
                                    why the loan is in default for
                                    this cycle.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_FILED_DATE                 Date Mortgage Insurance Claim Was Filed With Mortgage                        MM/DD/YYYY
                                    Insurance Company.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_AMT                        Amount of Mortgage Insurance Claim Filed                                     No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_PAID_DATE                  Date Mortgage Insurance Company Disbursed Claim Payment                      MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_AMT_PAID                   Amount Mortgage Insurance Company Paid On Claim                     2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_FILED_DATE               Date Claim Was Filed With Pool Insurance Company                             MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_AMT                      Amount of Claim Filed With Pool Insurance Company                   2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_PAID_DATE                Date Claim Was Settled and The Check Was Issued By The Pool                  MM/DD/YYYY
                                    Insurer
----------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_AMT_PAID                 Amount Paid On Claim By Pool Insurance Company                      2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_FILED_DATE         Date FHA Part A Claim Was Filed With HUD                                     MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_AMT                Amount of FHA Part A Claim Filed                                    2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_PAID_DATE          Date HUD Disbursed Part A Claim Payment                                       MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_PAID_AMT           Amount HUD Paid on Part A Claim                                     2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_FILED_DATE         Date FHA Part B Claim Was Filed With HUD                                     MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_AMT                  Amount of FHA Part B Claim Filed                                  2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_PAID_DATE             Date HUD Disbursed Part B Claim Payment                                   MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_PAID_AMT            Amount HUD Paid on Part B Claim                                    2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
VA_CLAIM_FILED_DATE                  Date VA Claim Was Filed With the Veterans Admin                             MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
VA_CLAIM_PAID_DATE                   Date Veterans Admin. Disbursed VA Claim Payment                             MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
VA_CLAIM_PAID_AMT                    Amount Veterans Admin. Paid on VA Claim                            2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------


                                                                4

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
     o   ASUM-   Approved Assumption
     o   BAP-    Borrower Assistance Program
     o   CO-     Charge Off
     o   DIL-    Deed-in-Lieu
     o   FFA-    Formal Forbearance Agreement
     o   MOD-    Loan Modification
     o   PRE-    Pre-Sale
     o   SS-     Short Sale
     o   MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
     o   Mortgagor
     o   Tenant
     o   Unknown
     o   Vacant

The Property Condition field should show the last reported condition of the property as follows:
     o   Damaged
     o   Excellent
     o   Fair
     o   Gone
     o   Good
     o   Poor
     o   Special Hazard
     o   Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

          ------------------------ --------------------------------------------
          Delinquency Code         Delinquency Description
          ------------------------ --------------------------------------------
          001                      FNMA-Death of principal mortgagor
          ------------------------ --------------------------------------------
          002                      FNMA-Illness of principal mortgagor
          ------------------------ --------------------------------------------
          003                      FNMA-Illness of mortgagor's family member
          ------------------------ --------------------------------------------
          004                      FNMA-Death of mortgagor's family member
          ------------------------ --------------------------------------------
          005                      FNMA-Marital difficulties
          ------------------------ --------------------------------------------
          006                      FNMA-Curtailment of income
          ------------------------ --------------------------------------------
          007                      FNMA-Excessive Obligation
          ------------------------ --------------------------------------------
          008                      FNMA-Abandonment of property
          ------------------------ --------------------------------------------

          ------------------------ --------------------------------------------
          009                      FNMA-Distant employee transfer
          ------------------------ --------------------------------------------
          011                      FNMA-Property problem
          ------------------------ --------------------------------------------
          012                      FNMA-Inability to sell property
          ------------------------ --------------------------------------------
          013                      FNMA-Inability to rent property
          ------------------------ --------------------------------------------
          014                      FNMA-Military Service
          ------------------------ --------------------------------------------
          015                      FNMA-Other
          ------------------------ --------------------------------------------
          016                      FNMA-Unemployment
          ------------------------ --------------------------------------------
          017                      FNMA-Business failure
          ------------------------ --------------------------------------------
          019                      FNMA-Casualty loss
          ------------------------ --------------------------------------------
          022                      FNMA-Energy environment costs
          ------------------------ --------------------------------------------
          023                      FNMA-Servicing problems
          ------------------------ --------------------------------------------
          026                      FNMA-Payment adjustment
          ------------------------ --------------------------------------------
          027                      FNMA-Payment dispute
          ------------------------ --------------------------------------------
          029                      FNMA-Transfer of ownership pending
          ------------------------ --------------------------------------------
          030                      FNMA-Fraud
          ------------------------ --------------------------------------------
          031                      FNMA-Unable to contact borrower
          ------------------------ --------------------------------------------
          INC                      FNMA-Incarceration
          ------------------------ --------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

          ------------------------ ---------------------------------------------
                Status Code        Status Description
          ------------------------ ---------------------------------------------
                    09             Forbearance
          ------------------------ ---------------------------------------------
                    17             Pre-foreclosure Sale Closing Plan Accepted
          ------------------------ ---------------------------------------------
                    24             Government Seizure
          ------------------------ ---------------------------------------------
                    26             Refinance
          ------------------------ ---------------------------------------------
                    27             Assumption
          ------------------------ ---------------------------------------------
                    28             Modification
          ------------------------ ---------------------------------------------
                    29             Charge-Off
          ------------------------ ---------------------------------------------
                    30             Third Party Sale
          ------------------------ ---------------------------------------------
                    31             Probate
          ------------------------ ---------------------------------------------
                    32             Military Indulgence
          ------------------------ ---------------------------------------------
                    43             Foreclosure Started
          ------------------------ ---------------------------------------------
                    44             Deed-in-Lieu Started
          ------------------------ ---------------------------------------------
                    49             Assignment Completed
          ------------------------ ---------------------------------------------
                    61             Second Lien Considerations
          ------------------------ ---------------------------------------------
                    62             Veteran's Affairs-No Bid
          ------------------------ ---------------------------------------------
                    63             Veteran's Affairs-Refund
          ------------------------ ---------------------------------------------
                    64             Veteran's Affairs-Buydown
          ------------------------ ---------------------------------------------
                    65             Chapter 7 Bankruptcy
          ------------------------ ---------------------------------------------
                    66             Chapter 11 Bankruptcy
          ------------------------ ---------------------------------------------
                    67             Chapter 13 Bankruptcy
          ------------------------ ---------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing

------------------------------------- ----------------------------------------------------
Column Name                           Description
------------------------------------- ----------------------------------------------------
SER_INVESTOR_NBR                      A value assigned by the Servicer to define a group
                                      of loans.
------------------------------------- ----------------------------------------------------
LOAN_NBR                              A unique identifier assigned to each loan by the
                                      investor.
------------------------------------- ----------------------------------------------------
SERVICER_LOAN_NBR                     A unique number assigned to a loan by the
                                      Servicer.  This may be different than the LOAN_NBR.
------------------------------------- ----------------------------------------------------
BORROWER_NAME                         The borrower name as received in the file.  It is
                                      not separated by first and last name.
------------------------------------- ----------------------------------------------------
SCHED_PAY_AMT                         Scheduled monthly principal and scheduled interest
                                      payment that a borrower is expected to pay, P&I
                                      constant.
------------------------------------- ----------------------------------------------------
NOTE_INT_RATE                         The loan interest rate as reported by the Servicer.
------------------------------------- ----------------------------------------------------
NET_INT_RATE                          The loan gross interest rate less the service fee
                                      rate as reported by the Servicer.
------------------------------------- ----------------------------------------------------
SERV_FEE_RATE                         The servicer's fee rate for a loan as reported by
                                      the Servicer.
------------------------------------- ----------------------------------------------------
SERV_FEE_AMT                          The servicer's fee amount for a loan as reported
                                      by the Servicer.
------------------------------------- ----------------------------------------------------
NEW_PAY_AMT                           The new loan payment amount as reported by the
                                      Servicer.
------------------------------------- ----------------------------------------------------
NEW_LOAN_RATE                         The new loan rate as reported by the Servicer.
------------------------------------- ----------------------------------------------------
ARM_INDEX_RATE                        The index the Servicer is using to calculate a
                                      forecasted rate.
------------------------------------- ----------------------------------------------------
ACTL_BEG_PRIN_BAL                     The borrower's actual principal balance at the
                                      beginning of the processing cycle.
------------------------------------- ----------------------------------------------------
ACTL_END_PRIN_BAL                     The borrower's actual principal balance at the end
                                      of the processing cycle.
------------------------------------- ----------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                The date at the end of processing cycle that the
                                      borrower's next payment is due to the Servicer, as
                                      reported by Servicer.
------------------------------------- ----------------------------------------------------
SERV_CURT_AMT_1                       The first curtailment amount to be applied.
------------------------------------- ----------------------------------------------------
SERV_CURT_DATE_1                      The curtailment date associated with the first
                                      curtailment amount.
------------------------------------- ----------------------------------------------------
CURT_ADJ_ AMT_1                       The curtailment interest on the first curtailment
                                      amount, if applicable.
------------------------------------- ----------------------------------------------------
SERV_CURT_AMT_2                       The second curtailment amount to be applied.
------------------------------------- ----------------------------------------------------


------------------------------------- --------- -------------------------------------------- ---------
Column Name                           Decimal   Format Comment                               Max Size
------------------------------------- --------- -------------------------------------------- ---------
SER_INVESTOR_NBR                                Text up to 10 digits                               20

------------------------------------- --------- -------------------------------------------- ---------
LOAN_NBR                                        Text up to 10 digits                               10

------------------------------------- --------- -------------------------------------------- ---------
SERVICER_LOAN_NBR                               Text up to 10 digits                               10

------------------------------------- --------- -------------------------------------------- ---------
BORROWER_NAME                                   Maximum length of 30 (Last, First)                 30

------------------------------------- --------- -------------------------------------------- ---------
SCHED_PAY_AMT                            2      No commas(,) or dollar signs ($)                   11


------------------------------------- --------- -------------------------------------------- ---------
NOTE_INT_RATE                            4      Max length of 6                                     6
------------------------------------- --------- -------------------------------------------- ---------
NET_INT_RATE                             4      Max length of 6                                     6

------------------------------------- --------- -------------------------------------------- ---------
SERV_FEE_RATE                            4      Max length of 6                                     6

------------------------------------- --------- -------------------------------------------- ---------
SERV_FEE_AMT                             2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------
NEW_PAY_AMT                              2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------
NEW_LOAN_RATE                            4      Max length of 6                                     6
------------------------------------- --------- -------------------------------------------- ---------
ARM_INDEX_RATE                           4      Max length of 6                                     6

------------------------------------- --------- -------------------------------------------- ---------
ACTL_BEG_PRIN_BAL                        2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------
ACTL_END_PRIN_BAL                        2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------
BORR_NEXT_PAY_DUE_DATE                          MM/DD/YYYY                                         10


------------------------------------- --------- -------------------------------------------- ---------
SERV_CURT_AMT_1                          2      No commas(,) or dollar signs ($)                   11
------------------------------------- --------- -------------------------------------------- ---------
SERV_CURT_DATE_1                                MM/DD/YYYY                                         10

------------------------------------- --------- -------------------------------------------- ---------
CURT_ADJ_ AMT_1                          2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------
SERV_CURT_AMT_2                          2      No commas(,) or dollar signs ($)                   11
------------------------------------- --------- -------------------------------------------- ---------


                                                   7

SERV_CURT_DATE_2                      The curtailment date associated with the second
                                      curtailment amount.
------------------------------------- ----------------------------------------------------
CURT_ADJ_ AMT_2                       The curtailment interest on the second curtailment
                                      amount, if applicable.
------------------------------------- ----------------------------------------------------
SERV_CURT_AMT_3                       The third curtailment amount to be applied.
------------------------------------- ----------------------------------------------------
SERV_CURT_DATE_3                      The curtailment date associated with the third
                                      curtailment amount.
------------------------------------- ----------------------------------------------------
CURT_ADJ_AMT_3                        The curtailment interest on the third curtailment
                                      amount, if applicable.
------------------------------------- ----------------------------------------------------
PIF_AMT                               The loan "paid in full" amount as reported by the
                                      Servicer.
------------------------------------- ----------------------------------------------------
PIF_DATE                              The paid in full date as reported by the Servicer.
------------------------------------- ----------------------------------------------------
ACTION_CODE                           The standard FNMA numeric code used to
                                      indicate the default/delinquent status
                                      of a particular loan.
------------------------------------- ----------------------------------------------------
INT_ADJ_AMT                           The amount of the interest adjustment as reported
                                      by the Servicer.
------------------------------------- ----------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT                The Soldier and Sailor Adjustment amount, if
                                      applicable.
------------------------------------- ----------------------------------------------------
NON_ADV_LOAN_AMT                      The Non Recoverable Loan Amount, if applicable.
------------------------------------- ----------------------------------------------------
LOAN_LOSS_AMT                         The amount the Servicer is passing as a loss, if
                                      applicable.
------------------------------------- ----------------------------------------------------
SCHED_BEG_PRIN_BAL                    The scheduled outstanding principal amount due at
                                      the beginning of the cycle date to be passed
                                      through to investors.
------------------------------------- ----------------------------------------------------
SCHED_END_PRIN_BAL                    The scheduled principal balance due to investors
                                      at the end of a processing cycle.
------------------------------------- ----------------------------------------------------
SCHED_PRIN_AMT                        The scheduled principal amount as reported by the
                                      Servicer for the current cycle -- only
                                      applicable for Scheduled/Scheduled
                                      Loans.
------------------------------------- ----------------------------------------------------
SCHED_NET_INT                         The scheduled gross interest amount less the
                                      service fee amount for the current cycle
                                      as reported by the Servicer -- only
                                      applicable for Scheduled/Scheduled
                                      Loans.
------------------------------------- ----------------------------------------------------
ACTL_PRIN_AMT                         The actual principal amount collected by the
                                      Servicer for the current reporting cycle
                                      -- only applicable for Actual/Actual
                                      Loans.
------------------------------------- ----------------------------------------------------
ACTL_NET_INT                          The actual gross interest amount less the service
                                      fee amount for the current reporting
                                      cycle as reported by the Servicer --
                                      only applicable for Actual/Actual Loans.
------------------------------------- ----------------------------------------------------
PREPAY_PENALTY_ AMT                   The penalty amount received when a borrower
                                      prepays on his loan as reported by the Servicer.
------------------------------------- ----------------------------------------------------



SERV_CURT_DATE_2                                MM/DD/YYYY                                         10

------------------------------------- --------- -------------------------------------------- ---------
CURT_ADJ_ AMT_2                          2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------
SERV_CURT_AMT_3                          2      No commas(,) or dollar signs ($)                   11
------------------------------------- --------- -------------------------------------------- ---------
SERV_CURT_DATE_3                                MM/DD/YYYY                                         10

------------------------------------- --------- -------------------------------------------- ---------
CURT_ADJ_AMT_3                           2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------
PIF_AMT                                  2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------
PIF_DATE                                        MM/DD/YYYY                                         10
------------------------------------- --------- -------------------------------------------- ---------
ACTION_CODE                                     Action Code Key: 15=Bankruptcy,                     2
                                                30=Foreclosure, , 60=PIF, 63=Substitution,
                                                65=Repurchase,70=REO
------------------------------------- --------- -------------------------------------------- ---------
INT_ADJ_AMT                              2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------
SOLDIER_SAILOR_ADJ_AMT                   2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------
NON_ADV_LOAN_AMT                         2      No commas(,) or dollar signs ($)                   11
------------------------------------- --------- -------------------------------------------- ---------
LOAN_LOSS_AMT                            2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------
SCHED_BEG_PRIN_BAL                       2      No commas(,) or dollar signs ($)                   11


------------------------------------- --------- -------------------------------------------- ---------
SCHED_END_PRIN_BAL                       2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------
SCHED_PRIN_AMT                           2      No commas(,) or dollar signs ($)                   11



------------------------------------- --------- -------------------------------------------- ---------
SCHED_NET_INT                            2      No commas(,) or dollar signs ($)                   11




------------------------------------- --------- -------------------------------------------- ---------
ACTL_PRIN_AMT                            2      No commas(,) or dollar signs ($)                   11



------------------------------------- --------- -------------------------------------------- ---------
ACTL_NET_INT                             2      No commas(,) or dollar signs ($)                   11



------------------------------------- --------- -------------------------------------------- ---------
PREPAY_PENALTY_ AMT                      2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------


                                                  8

PREPAY_PENALTY_ WAIVED                The prepayment penalty amount for the loan waived
                                      by the servicer.
------------------------------------- ----------------------------------------------------

------------------------------------- ----------------------------------------------------
MOD_DATE                              The Effective Payment Date of the Modification for
                                      the loan.
------------------------------------- ----------------------------------------------------
MOD_TYPE                              The Modification Type.
------------------------------------- ----------------------------------------------------
DELINQ_P&I_ADVANCE_AMT                The current outstanding principal and interest
                                      advances made by Servicer.
------------------------------------- ----------------------------------------------------



PREPAY_PENALTY_ WAIVED                   2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------

------------------------------------- --------- -------------------------------------------- ---------
MOD_DATE                                        MM/DD/YYYY                                         10

------------------------------------- --------- -------------------------------------------- ---------
MOD_TYPE                                        Varchar - value can be alpha or numeric            30
------------------------------------- --------- -------------------------------------------- ---------
DELINQ_P&I_ADVANCE_AMT                   2      No commas(,) or dollar signs ($)                   11

------------------------------------- --------- -------------------------------------------- ---------




Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
         NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

         (i)

         (ii) The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         -------------------------------------
         1.       The Actual Unpaid Principal Balance of the Mortgage Loan.
                  For documentation, an Amortization Schedule from date of
                  default through liquidation breaking out the net interest
                  and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3.       Accrued Servicing Fees based upon the Scheduled Principal
                  Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12.    Complete as applicable. Required documentation:

                  * For taxes and insurance advances - see page 2 of 332 form
                  - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                   *  For escrow advances - complete payment history

                      (to calculate advances from last positive escrow balance forward)

                  * Other expenses - copies of corporate advance history showing all payments

                  *  REO repairs > $1500 require explanation

                  * REO repairs >$3000 require evidence of at least 2 bids.

                  * Short Sale or Charge Off require P&L supporting the decision and WFB's Servicing Officer certification.

                  * Unusual or extraordinary items may require further documentation.

         13.      The total of lines 1 through 12.

         (iii)    Credits:

         14-21.   Complete as applicable. Required documentation:

                  * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of
                  Proceeds Breakdown.




                  *  Copy of EOB for any MI or gov't guarantee

                  *  All other credits need to be clearly defined on the 332 form

         22.      The total of lines 14 through 21.

         Please Note:      For HUD/VA loans, use line (18a) for Part
                           A/Initial proceeds and line (18b) for Part
                           B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         -------------------------------------------
         23.      The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in
                  parenthesis ( ).



Exhibit IIE: Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________        Date:  _______________
         Phone:  ______________________   Email Address:_____________________

--------------------------   -----------------------   -------------------------
Servicer Loan No.            Servicer Name             Servicer Address

--------------------------   -----------------------   -------------------------

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: _________________________________________________________
         Property Address: _________________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes         No
         If "Yes", provide deficiency or cramdown amount _______________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan         $ ______________ (1)
         (2)  Interest accrued at Net Rate                                       ________________(2)
         (3)  Accrued Servicing Fees                                             ________________(3)
         (4)  Attorney's Fees                                                    ________________(4)
         (5)  Taxes (see page 2)                                                 ________________(5)
         (6)  Property Maintenance                                              ________________ (6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________(7)
         (8)  Utility Expenses                                                   ________________(8)
         (9)  Appraisal/BPO                                             ________________(9)
         (10) Property Inspections                                               ________________(10)
         (11) FC Costs/Other Legal Expenses                             ________________(11)
         (12) Other (itemize)                                                    ________________(12)
                  Cash for Keys__________________________               ________________(12)
                  HOA/Condo Fees_______________________                 ________________(12)


                  ______________________________________                ________________(12)

                  Total Expenses                                                $ _______________(13)
         Credits:
         (14) Escrow Balance                                                    $ _______________(14)
         (15) HIP Refund                                                        ________________ (15)
         (16) Rental Receipts                                                   ________________ (16)
         (17) Hazard Loss Proceeds                                              ________________ (17)
         (18) Primary Mortgage Insurance / Gov't Insurance                      ________________ (18a) HUD Part A
                                                                                ________________ (18b) HUD Part B
         (19) Pool Insurance Proceeds                                           ________________ (19)
         (20) Proceeds from Sale of Acquired Property                  ________________ (20)
         (21) Other (itemize)                                                   ________________ (21)
              _________________________________________                ________________ (21)

              Total Credits                                            $________________(22)
         Total Realized Loss (or Amount of Gain)                       $________________(23)


Escrow Disbursement Detail

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------
      Type           Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
   (Tax /Ins.)                        Coverage
------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

                                                      EXHIBIT III

                            SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";


----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                                General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------
                       Policies and procedures are instituted to monitor any
                       performance or other triggers and events of default                                X
1122(d)(1)(i)          in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       If any material servicing activities are outsourced to third parties,
                       policies and procedures are instituted to monitor the third party's                X
1122(d)(1)(ii)         performance and compliance with such servicing activities.
----------------------------------------------------------------------------------------------------------------------
                       Any requirements in the transaction agreements to
                       maintain a back-up servicer for the mortgage loans are
1122(d)(1)(iii)        maintained.
----------------------------------------------------------------------------------------------------------------------
                       A fidelity bond and errors and omissions policy is in effect on the
                       party participating in the servicing function throughout the reporting             X
                       period in the amount of coverage required by and otherwise in accordance
1122(d)(1)(iii)        with the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                               Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------------
                       Payments on mortgage loans are deposited into the appropriate custodial
                       bank accounts and related bank clearing accounts no more than two                  X
                       business days following receipt, or such other number of days specified
1122(d)(2)(i)          in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Disbursements made via wire transfer on behalf of an obligor or to an              X
1122(d)(2)(ii)         investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------------------
                       Advances of funds or guarantees regarding collections, cash flows or
                       distributions, and any interest or other fees charged for such advances,           X
                       are made, reviewed and approved as specified in the transaction
1122(d)(2)(iii)        agreements.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                       The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are
                       separately maintained (e.g., with respect to commingling of cash) as set           X
1122(d)(2)(iv)         forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of
                       this criterion, "federally insured depository institution" with respect            X
                       to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities
1122(d)(2)(v)          Exchange Act.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent unauthorized access.              X
----------------------------------------------------------------------------------------------------------------------
                       Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                       mathematically accurate; (B) prepared within 30 calendar days after the
                       bank statement cutoff date, or such other number of days specified in              X
                       the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other
1122(d)(2)(vii)        number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                            Investor Remittances and Reporting
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                       Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the
                       transaction agreements; (B) provide information calculated in accordance           X
                       with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D)
                       agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)          Servicer.
----------------------------------------------------------------------------------------------------------------------
                       Amounts due to investors are allocated and remitted in accordance with             X
                       timeframes, distribution priority and other terms set forth in the
1122(d)(3)(ii)         transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Disbursements made to an investor are posted within two business days to
                       the Servicer's investor records, or such other number of days specified            X
1122(d)(3)(iii)        in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Amounts remitted to investors per the investor reports agree with
                       cancelled checks, or other form of payment, or custodial bank                      X
1122(d)(3)(iv)         statements.
----------------------------------------------------------------------------------------------------------------------
                                               Pool Asset Administration
----------------------------------------------------------------------------------------------------------------------
                       Collateral or security on mortgage loans is maintained
                       as required by the transaction agreements or related                               X
1122(d)(4)(i)          mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
                       Mortgage loan and related documents are safeguarded as required by the             X
1122(d)(4)(ii)         transaction agreements
----------------------------------------------------------------------------------------------------------------------
                       Any additions, removals or substitutions to the asset pool are made,
                       reviewed and approved in accordance with any conditions or requirements            X
1122(d)(4)(iii)        in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                       Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's
                       obligor records maintained no more than two business days after receipt,           X
                       or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)         accordance with the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
                       The Servicer's records regarding the mortgage loans agree with the
                       Servicer's records with respect to an obligor's unpaid principal                   X
1122(d)(4)(v)          balance.
----------------------------------------------------------------------------------------------------------------------
                       Changes with respect to the terms or status of an obligor's mortgage
                       loans (e.g., loan modifications or re-agings) are made, reviewed and               X
                       approved by authorized personnel in accordance with the transaction
1122(d)(4)(vi)         agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
                       Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and
                       repossessions, as applicable) are initiated, conducted and                         X
                       concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)        established by the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction
                       agreements.  Such records are maintained on at least a monthly basis, or           X
                       such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
1122(d)(4)(viii)       unemployment).
----------------------------------------------------------------------------------------------------------------------
                       Adjustments to interest rates or rates of return for mortgage loans with
                       variable rates are computed based on the related mortgage loan                     X
1122(d)(4)(ix)         documents.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                       Servicing Criteria                                            Applicable
                                                                                                      Servicing
                                                                                                      Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                       Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such
                       other period specified in the transaction agreements; (B) interest on              X
                       such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified
1122(d)(4)(x)          in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates,
                       as indicated on the appropriate bills or notices for such payments,                X
                       provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days
1122(d)(4)(xi)         specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)        Any late payment penalties in connection with any payment to be made on            X
                       behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)       Disbursements made on behalf of an obligor are posted within two                   X
                       business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)        Delinquencies, charge-offs and uncollectible accounts
                       are recognized and recorded in accordance with the                                 X
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)         Any external enhancement or other support, identified
                       in Item 1114(a)(1) through (3) or Item 1115 of
                       Regulation AB, is maintained as set forth in the
                       transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                              [WELLS FARGO BANK, NATIONAL
                              ASSOCIATION] [NAME OF SUBSERVICER]

                              Date:
                                       -------------------------------------


                              By:
                                       -------------------------------------
                                       Name:
                                       Title: